UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2004


                             SmartServ Online, Inc.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                        0-28008               13-3750708
-------------------------------           -----------         ----------------
(State or Other Jurisdiction of           (Commission         (I.R.S. Employer
Incorporation or Organization)            File Number)       Identification No.)



2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania             19462
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On April 14, 2004, SmartServ Online, Inc. (the "Company") issued a press release announcing that its stock purchase agreement with Mobile Airwaves, Inc. had expired, and that the Company was not pursuing the acquisition of Mobile Airwaves, Inc. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibits are filed herewith:


               Exhibit 99.1 Press Release dated April 14, 2004, regarding the financial results for the quarter and year ended December 31, 2003 and the expiration of the stock purchase agreement with Mobile Airwaves, Inc.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On April 14, 2004, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SMARTSERV ONLINE, INC.



Dated:  April 15, 2004                  By: /s/ Robert Pons
                                           -------------------------------------
                                           Robert Pons,
                                           Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1 Press Release dated April 14, 2004, regarding the financial results for the quarter and year ended December 31, 2003 and the expiration of the stock purchase agreement with Mobile Airwaves, Inc.